UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

OSE USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27712	77-0309372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Old Oakland Road San Jose, California	95131-1402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 383-0818

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 28, 2004, Donald W. Brooks submitted his written resignation from the Company’s Board of Directors as of October 1, 2004. Mr. Brooks, who has served as a director of the Company since April 1999, resigned for personal reasons and not because of any disagreement with the Company, known to any of its executive officers, relating to the Company’s operations, policies or practices.

Copies of the Company’s press release and of Mr. Brooks’ letter of resignation are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated here by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release
99.2	Resignation Letter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSE USA, Inc.
(Registrant)

Date: October 1, 2004	By:	/s/ Edmond Tseng
Edmond Tseng
Chairman of the Board

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